Exhibit 99.2

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                             (Dollars in thousands)

In its Form 8-K dated March 5, 2002, Allbritton Communications Company (the Company) reported that it had entered into an Asset Purchase Agreement with ALLNEWSCO, Inc. (Allnewsco). As reported in its Form 8-K dated September 16, 2002, the Company consummated the transaction, acquiring certain of the assets of Allnewsco in exchange for $20,000 in cash and the cancellation of a $20,000 note receivable from Allnewsco. The assets acquired consisted primarily of cable affiliation agreements and certain technical equipment and vehicles related to its newsgathering and cable distribution operations.

Allnewsco, incorporated in 1989, provides 24-hour per day basic cable television programming consisting of news and information programming with the primary focus on regional and local news for the Washington, D.C. metropolitan area. Allnewsco has been controlled since its inception by Perpetual Corporation (Perpetual) which also controls the Company. Joe L. Allbritton, Chairman of the Executive Committee of the Board of Directors of the Company, controls Perpetual.

Because both the Company and Allnewsco are controlled by Perpetual, the Company is required to account for the acquisition of Allnewsco as a transfer of assets within a group under common control. Under this accounting, the Company and Allnewsco are treated as if they have always been combined for accounting and financial reporting purposes. As a result, the Company has been required to restate its consolidated financial statements for all periods prior to the asset acquisition to reflect the combined results of the Company and Allnewsco as of the beginning of the earliest period presented. In addition to combining the separate historical results of the Company and Allnewsco, the restated combined financial statements include all adjustments necessary to conform accounting methods and presentation, to the extent they were different, and to eliminate significant intercompany transactions. The combined financial statements, however, do not reflect any potential revenue increases or expense or capital savings anticipated by the Company to result in the future from the integration of the operations of the Company and Allnewsco.

As the  Company  did  not  acquire  all  of  the  assets  or  assume  all of the liabilities of Allnewsco, certain expenses reported in the combined financial statements will not be incurred subsequent to the asset acquisition. Specifically, the Company did not acquire or assume amounts due from Allnewsco to Perpetual. The accompanying combined financial statements include $3,623 and $3,891 of related party interest expense relating to amounts due from Allnewsco to Perpetual during the years ended September 30, 1999 and 2000, respectively. Such related party interest expense has been eliminated as a pro forma adjustment in the accompanying unaudited pro forma combined statements of operations for the year ended September 30, 2001 as well as each of the nine-month periods ended June 30, 2001 and 2002. The net book value of the Allnewsco assets and liabilities not acquired by the Company has been recorded as an adjustment to the Company's capital in excess of par value upon consummation of the transaction.

The accompanying unaudited pro forma combined balance sheet presents the financial position of the Company and Allnewsco as of June 30, 2002, assuming that the acquisition of Allnewsco occurred as of that date. Such pro forma information is based on the historical balance sheets of the Company and Allnewsco at June 30, 2002.

The unaudited pro forma combined statements of operations have been prepared assuming that the acquisition of Allnewsco occurred as of the beginning of the respective period presented. Such pro forma combined statements reflect the historical results of operations for the Company and Allnewsco for the year ended September 30, 2001 as well as each of the nine-month periods ended June 30, 2001 and 2002.

Under common control accounting, the Company is additionally required to present unaudited combined statements of operations for the years ended September 30, 1999 and 2000. No pro forma adjustments for the consummation of the transaction have been applied to these statements.

The unaudited pro forma combined financial statements give effect to certain pro forma adjustments which are described in the notes to these statements. The unaudited pro forma combined results are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations that would have been achieved had the transaction been completed as of the respective date or period presented, nor are they necessarily indicative of the Company's future financial position or results of operations. The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of the Company and Allnewsco, including the related notes thereto.

The statements regarding the acquisition of assets of Allnewsco and the effects of the acquisition on the Company contained in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based on current assumptions and forecasts by the Company's management. Among the factors that could cause actual results to differ materially include the ability of the Company to realize the expected operational efficiencies from the Allnewsco acquisition. Additional information on risks and uncertainties appears in the Company's filings with the U.S. Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended September 30, 2001, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and the Company's Current Reports on Form 8-K dated March 5, 2002 and September 16, 2002.


                                                 ALLBRITTON COMMUNICATIONS COMPANY
                                             UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                         AS OF JUNE 30, 2002
                                                       (Dollars in thousands)



                                                        The                  Combining                    Pro Forma        Pro Forma
                                                      Company   Allnewsco   Adjustments      Combined    Adjustments       Combined
                                                      -------   ---------   -----------      --------    -----------       --------
ASSETS

Current assets
   Cash and cash equivalents.......................  $ 10,884    $    75                     $ 10,959    $    (75)  (g)    $ 10,884
                                                                                                           20,000   (f)
                                                                                                          (20,000)  (f)
   Accounts receivable, net........................    39,197      2,072                       41,269      (2,072)  (g)      39,197
   Program rights..................................     4,548         --                        4,548                         4,548
   Deferred income taxes...........................       727         --                          727                           727
   Interest receivable from related party..........     1,045         --    $ (1,045) (b)          --                            --
   Other...........................................     3,212        156                        3,368        (162)  (g)       3,206
                                                      -------     ------     -------          -------     -------           -------

      Total current assets.........................    59,613      2,303      (1,045)          60,871      (2,309)           58,562

   Property, plant and equipment, net..............    47,168        448                       47,616         (88)  (g)      47,528
   Intangible assets, net..........................   129,215         --                      129,215                       129,215
   Deferred financing costs and other..............     7,614        511        (457) (c)       7,668         (54)  (g)       7,614
   Cash surrender value of life insurance..........    10,112         --                       10,112                        10,112
   Program rights..................................       643         --                          643                           643
                                                      -------     ------     -------          -------     -------           -------

      Total assets.................................  $254,365    $ 3,262    $ (1,502)        $256,125    $ (2,451)         $253,674
                                                      =======     ======     =======          =======     =======           =======

LIABILITIES AND STOCKHOLDER'S INVESTMENT

Current liabilities
   Current portion of long-term debt...............  $    617         --                     $    617                      $    617
   Notes payable - related parties.................        --    $31,469    $(20,000) (a)          --                            --
                                                                             (11,469) (d)
   Accounts payable................................     2,679        313                        2,992    $   (299)  (g)       2,693
   Accrued interest payable........................     7,795         --                        7,795                         7,795
   Accrued interest payable - related parties......        --      1,481      (1,045) (b)         436        (436)  (g)          --
   Program rights payable..........................     8,508         --                        8,508                         8,508
   Accrued employee benefit expenses...............     3,654        544                        4,198        (388)  (g)       3,810
   Other accrued expenses..........................     7,946        160                        8,106        (160)  (g)       7,946
                                                      -------     ------     -------          -------     -------           -------

      Total current liabilities....................    31,199     33,967     (32,514)          32,652      (1,283)           31,369

   Long-term debt..................................   432,776         --                      432,776                       432,776
   Program rights payable..........................     1,291         --                        1,291                         1,291
   Deferred rent and other.........................     4,281          7        (457) (c)       3,831          (7)  (g)       3,824
   Accrued employee benefit expenses...............     1,898         --                        1,898                         1,898
   Deferred income taxes...........................    14,182         --                       14,182                        14,182
                                                      -------     ------     -------          -------     -------           -------

      Total liabilities............................   485,627     33,974     (32,971)         486,630      (1,290)          485,340
                                                      -------     ------     -------          -------     -------           -------

Stockholder's Investment
   Common stock....................................         1         --                            1                             1
   Common stock - Allnewsco........................        --         68                           68         (68)  (h)          --
   Capital in excess of par value..................     6,955     67,933                       74,888          68   (h)      46,455
                                                                                                          (28,501)  (g)
   Retained earnings (deficit).....................    86,836    (98,713)     18,809  (e)       6,932                         6,932
   Distributions to owners, net....................  (325,054)        --      20,000  (a)    (312,394)     20,000   (f)    (285,054)
                                                                              11,469  (d)                   7,340   (g)
                                                                             (18,809) (e)
                                                      -------     ------     -------          -------     -------           -------

      Total stockholder's investment...............  (231,262)   (30,712)     31,469         (230,505)     (1,161)         (231,666)
                                                      -------     ------     -------          -------     -------           -------

      Total liabilities and stockholder's
         investment................................  $254,365    $ 3,262    $ (1,502)        $256,125    $ (2,451)         $253,674
                                                      =======     ======     =======          =======     =======           =======


           See accompanying notes to unaudited pro forma combined balance sheet.

                                                  ALLBRITTON COMMUNICATIONS COMPANY
                                        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                               FOR THE NINE MONTHS ENDED JUNE 30, 2002
                                                       (Dollars in thousands)


                                                        The                  Combining                    Pro Forma        Pro Forma
                                                      Company   Allnewsco   Adjustments      Combined    Adjustments       Combined
                                                      -------   ---------   -----------      --------    -----------       --------

Operating revenues, net............................  $139,489    $ 8,111                     $147,600                      $147,600
                                                      -------     ------      ------          -------        ----           -------

Television operating expenses, excluding
   depreciation and amortization...................    86,310      8,754                       95,064                        95,064
Depreciation and amortization......................     9,578        272                        9,850                         9,850
Corporate expenses.................................     4,370         --                        4,370                         4,370
                                                      -------     ------      ------          -------        ----           -------

                                                      100,258      9,026          --          109,284          --           109,284
                                                      -------     ------      ------          -------        ----           -------

Operating income...................................    39,231       (915)         --           38,316          --            38,316

Nonoperating income (expense)
   Interest income - related party.................     1,794         --     $(1,702) (i)          92                            92
   Interest income - other.........................        74         --                           74                            74
   Interest expense - related party................        --     (2,298)      1,702  (i)        (596)      $ 596   (k)          --
   Interest expense - other........................   (31,405)        --                      (31,405)                      (31,405)
   Other, net......................................      (254)        (6)                        (260)                         (260)
                                                      -------     ------      ------          -------        ----           -------

Income before income taxes.........................     9,440     (3,219)         --            6,221         596             6,817

Provision for income taxes.........................     4,486         --      (1,223) (j)       3,263         226   (l)       3,489
                                                      -------     ------      ------          -------        ----           -------

Net income.........................................  $  4,954    $(3,219)    $ 1,223         $  2,958       $ 370          $  3,328
                                                      =======     ======      ======          =======        ====           =======

 See accompanying notes to unaudited pro forma combined statement of operations.


                                                  ALLBRITTON COMMUNICATIONS COMPANY
                                        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                               FOR THE NINE MONTHS ENDED JUNE 30, 2001
                                                       (Dollars in thousands)


                                                        The                  Combining                    Pro Forma        Pro Forma
                                                      Company   Allnewsco   Adjustments      Combined    Adjustments       Combined
                                                      -------   ---------   -----------      --------    -----------       --------

Operating revenues, net............................  $150,453     $9,149                     $159,602                      $159,602
                                                      -------      -----      ------          -------       -----           -------

Television operating expenses, excluding
   depreciation and amortization...................    85,595      8,661                       94,256                        94,256
Depreciation and amortization......................    10,527        576                       11,103                        11,103
Corporate expenses.................................     4,230         --                        4,230                         4,230
                                                      -------      -----      ------          -------       -----           -------

                                                      100,352      9,237          --          109,589          --           109,589
                                                      -------      -----      ------          -------       -----           -------

Operating income...................................    50,101        (88)         --           50,013          --            50,013

Nonoperating income (expense)
   Interest income - related party.................     1,894         --     $(1,697) (i)         197                           197
   Interest income - other.........................       268         --                          268                           268
   Interest expense - related party................        --     (4,727)      1,697  (i)      (3,030)     $3,030   (k)          --
   Interest expense - other........................   (31,118)        --                      (31,118)                      (31,118)
   Other, net......................................      (954)        (7)                        (961)                         (961)
                                                      -------      -----      ------          -------       -----           -------

Income before income taxes.........................    20,191     (4,822)         --           15,369       3,030            18,399

Provision for income taxes.........................     7,984         --      (1,832) (j)       6,152       1,151   (l)       7,303
                                                      -------      -----      ------          -------       -----           -------

Net income.........................................  $ 12,207    $(4,822)    $ 1,832         $  9,217      $1,879          $ 11,096
                                                      =======      =====      ======          =======       =====           =======


 See accompanying notes to unaudited pro forma combined statement of operations.


                                                  ALLBRITTON COMMUNICATIONS COMPANY
                                        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED SEPTEMBER 30, 2001
                                                       (Dollars in thousands)


                                                        The                  Combining                    Pro Forma        Pro Forma
                                                      Company   Allnewsco   Adjustments      Combined    Adjustments       Combined
                                                      -------   ---------   -----------      --------    -----------       --------

Operating revenues, net............................  $190,618    $11,923                     $202,541                      $202,541
                                                      -------     ------      ------          -------       -----           -------

Television operating expenses, excluding
   depreciation and amortization...................   112,865     11,732                      124,597                       124,597
Depreciation and amortization......................    14,271        774                       15,045                        15,045
Corporate expenses.................................     5,641         --                        5,641                         5,641
                                                      -------     ------      ------          -------       -----           -------

                                                      132,777     12,506          --          145,283          --           145,283
                                                      -------     ------      ------          -------       -----           -------

Operating income...................................    57,841       (583)         --           57,258          --            57,258

Nonoperating income (expense)
   Interest income - related party.................     2,477         --     $(2,264) (i)         213                           213
   Interest income - other.........................       321         --                          321                           321
   Interest expense - related party................        --     (6,328)      2,264  (i)      (4,064)     $4,064   (k)          --
   Interest expense - other........................   (41,682)        --                      (41,682)                      (41,682)
   Other, net......................................    (1,051)        (9)                      (1,060)                       (1,060)
                                                      -------     ------      ------          -------       -----           -------

Income before income taxes.........................    17,906     (6,920)         --           10,986       4,064            15,050

Provision for income taxes.........................     7,262         --      (2,630) (j)       4,632       1,544   (l)       6,176
                                                      -------     ------      ------          -------       -----           -------

Net income.........................................  $ 10,644    $(6,920)    $ 2,630         $  6,354      $2,520          $  8,874
                                                      =======     ======      ======          =======       =====           =======


 See accompanying notes to unaudited pro forma combined statement of operations.


                                   ALLBRITTON COMMUNICATIONS COMPANY
                              UNAUDITED COMBINED STATEMENT OF OPERATIONS
                                 FOR THE YEAR ENDED SEPTEMBER 30, 2000
                                        (Dollars in thousands)


                                                        The                  Combining
                                                      Company   Allnewsco   Adjustments      Combined
                                                      -------   ---------   -----------      --------

Operating revenues, net............................  $205,307    $11,188                     $216,495
                                                      -------     ------      ------          -------

Television operating expenses, excluding
   depreciation and amortization...................   113,617     11,110                      124,727
Depreciation and amortization......................    15,660        964                       16,624
Corporate expenses.................................     4,873         --                        4,873
                                                      -------     ------      ------          -------

                                                      134,150     12,074          --          146,224
                                                      -------     ------      ------          -------

Operating income...................................    71,157       (886)         --           70,271

Nonoperating income (expense)
   Interest income - related party.................     2,562         --     $(2,259) (i)         303
   Interest income - other.........................       331         --                          331
   Interest expense - related party................        --     (6,150)      2,259  (i)      (3,891)
   Interest expense - other........................   (42,212)        --                      (42,212)
   Other, net......................................    (1,404)       (18)                      (1,422)
                                                      -------     ------      ------          -------

Income before income taxes.........................    30,434     (7,054)         --           23,380

Provision for income taxes.........................    13,250         --      (2,681) (j)      10,569
                                                      -------     ------      ------          -------

Net income.........................................  $ 17,184    $(7,054)    $ 2,681         $ 12,811
                                                      =======     ======      ======          =======

           See accompanying notes to unaudited combined statement of operations.


                                   ALLBRITTON COMMUNICATIONS COMPANY
                              UNAUDITED COMBINED STATEMENT OF OPERATIONS
                                 FOR THE YEAR ENDED SEPTEMBER 30, 1999
                                        (Dollars in thousands)


                                                        The                  Combining
                                                      Company   Allnewsco   Adjustments      Combined
                                                      -------   ---------   -----------      --------

Operating revenues, net............................  $187,288    $10,278                     $197,566
                                                      -------     ------      ------          -------

Television operating expenses, excluding
   depreciation and amortization...................   109,549     10,752                      120,301
Depreciation and amortization......................    17,471      1,081                       18,552
Corporate expenses.................................     4,339         --                        4,339
                                                      -------     ------      ------          -------

                                                      131,359     11,833          --          143,192
                                                      -------     ------      ------          -------

Operating income...................................    55,929     (1,555)         --           54,374

Nonoperating income (expense)
   Interest income - related party.................     2,480         --     $(2,254) (i)         226
   Interest income - other.........................       280         --                          280
   Interest expense - related party................        --     (5,877)      2,254  (i)      (3,623)
   Interest expense - other........................   (42,154)        --                      (42,154)
   Other, net......................................    (1,190)       (21)                      (1,211)
                                                      -------     ------      ------          -------

Income before income taxes.........................    15,345     (7,453)         --            7,892

Provision for income taxes.........................     6,717         --      (2,832) (j)       3,885
                                                      -------     ------      ------          -------

Net income.........................................  $  8,628    $(7,453)    $ 2,832         $  4,007
                                                      =======     ======      ======          =======


           See accompanying notes to unaudited combined statement of operations.

                        Allbritton Communications Company
           Notes to Unaudited Pro Forma Combined Financial Information
                             (Dollars in thousands)


1. Basis of Presentation

The accompanying unaudited pro forma combined balance sheet presents the financial position of the Company and Allnewsco as of June 30, 2002, assuming that the acquisition of Allnewsco occurred as of that date. Such pro forma information is based on the historical balance sheets of the Company and Allnewsco at June 30, 2002.

The unaudited pro forma combined statements of operations have been prepared assuming that the acquisition of Allnewsco occurred as of the beginning of the respective period presented. Such pro forma combined statements reflect the historical results of operations for the Company and Allnewsco for the year ended September 30, 2001 as well as each of the nine-month periods ended June 30, 2001 and 2002.

Under common control accounting, the Company is additionally required to present unaudited combined statements of operations for the years ended September 30, 1999 and 2000. No pro forma adjustments for the consummation of the transaction have been applied to these statements.


2. Combining and Pro Forma Adjustments

Combining and pro forma adjustments to the unaudited combined balance sheet are made to reflect the following:

(a) The elimination of the $20,000 note between the Company and Allnewsco.

(b) The elimination of the accrued interest associated with the $20,000 note between the Company and Allnewsco.

(c) The elimination of the unamortized balance of the loan amendment fee paid by Allnewsco to the Company associated with the $20,000 note between the Company and Allnewsco.

(d) The reclassification of notes payable from Allnewsco to Perpetual to Advances to related parties, net, partially offsetting cash advances from the Company to Perpetual. The adjustment conforms the accounting by Allnewsco for amounts due to/from Perpetual with that of the Company.

(e) The cumulative tax benefit associated with combining the Company and Allnewsco on a historical basis in accordance with Statement of Financial Accounting Standards (SFAS) No. 109.

(f) The payment of the $20,000 cash component of the purchase price and the subsequent repayment to the Company from Perpetual in the form of a repayment of distributions to owners.

(g) The elimination of Allnewsco assets and liabilities not acquired by the Company, with the corresponding total being recorded as an adjustment to the Company's capital in excess of par value upon consummation of the transaction.

(h) The reclassification of Allnewsco common stock to capital in excess of par value upon consummation of the transaction.

Combining and pro forma adjustments to the unaudited combined statements of operations for the nine-month periods ended June 30, 2001 and 2002 and for the year ended September 30, 2001, and combining adjustments to the unaudited combined statements of operations for the years ended September 30, 1999 and 2000 are made to reflect the following:

(i) The elimination of the interest income and expense associated with the $20,000 note between the Company and Allnewsco.

(j) The current period tax benefit associated with combining the Company and Allnewsco on a historical basis in accordance with SFAS No. 109.

(k) The elimination of the interest expense associated with notes payable from Allnewsco to Perpetual which the Company did not acquire when the acquisition of Allnewsco was consummated.

(l) The income tax effect of the pro forma adjustment.